UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 10, 2018

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, (the “Securities Act”) except as expressly set forth by specific reference in such filing.

On January 10, 2018, Condor Hospitality Trust, Inc. (the “Company”) will release a document (see Item 7.01 below) providing an outlook on 2018 which will include the following statement on estimates on the Company’s revenue per available room (RevPAR) for 2017: “Condor’s new investment platform hotels achieved positive RevPAR growth in every quarter of 2017. FY2017 RevPAR growth for the same-store new investment platform hotels is estimated to be 4.9% to 5.1%. Fourth quarter [2017] RevPAR growth is estimated to be 2.4% to 2.8%.”

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing as Exhibit 99.1 a document titled “Post Transaction Analysis” concerning the Company that will be released on January 10, 2018, and that will also be posted on the Company website www.condorhospitality.com under “Investors – Presentations.”

Exhibit 99.1 is being furnished in accordance with Regulation FD of the Securities and Exchange Commission.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Document “Post Transaction Analysis”

EXHIBIT INDEX

Exhibit	Description

99.1	Document “Post Transaction Analysis”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: January 10, 2018	By:	/s/ Jonathan J. Gantt
	Name:	Jonathan J. Gantt
	Title:	Chief Financial Officer & Senior Vice President